UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 6, 2007

RELIANT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1000 Main Street
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 497-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K (Form 8-K) and in the exhibit included as part of this report, “Reliant” refers to Reliant Energy, Inc., and “we,” “us” and “our” refer to Reliant and its subsidiaries.

Item 1.01            Entry into a Material Definitive Agreement

On June 6, 2007, Reliant entered into an underwriting agreement with Goldman, Sachs & Co., as representative of the several underwriters named therein, and M.R. Beal & Company, as qualified independent underwriter, relating to the issuance and sale by Reliant of an aggregate of $575,000,000 principal amount of its 7.7625% Senior Notes due 2014 (the “2014 Notes”) and $725,000,000 principal amount of its 7.875% Senior Notes due 2017 (the “2017 Notes” and, together with the 2014 Notes, the “Notes”).   The Notes will be issued under a base indenture dated as of December 22, 2004 between Reliant and The Wilmington Trust Company, as trustee, as supplemented by supplemental indentures to be entered into in connection with the closing.

The offering is being made pursuant to Reliant’s shelf registration statement on Form S-3 (Registration No. 333-107296) filed with the Securities and Exchange Commission on December 10, 2003, including a related prospectus and prospectus supplement filed with the Securities and Exchange Commission on June 8, 2007.

The underwriting agreement is filed as an exhibit to this Form 8-K and incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits.

(d)	Exhibits

	1.1	Underwriting Agreement dated June 6, 2007

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This Form 8-K contains “forward-looking statements” that are within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934.  Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, our plans and objectives for future operations or about our future economic performance, transactions and dispositions and financings related thereto.  In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.

Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including, but not limited to, negotiation of the proposed series of financings, legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss or refer to in the “Risk Factors” section of our filings with the Securities and Exchange Commission.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT ENERGY, INC.
(Registrant)

Date: June 12, 2007	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller

EXHIBIT LIST

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement dated June 6, 2007